FIRST EAGLE FUNDS

First Eagle Global Fund
First Eagle Overseas Fund
First Eagle U.S. Value Fund
First Eagle Gold Fund
First Eagle Global Income Builder Fund
First Eagle High Yield Fund
First Eagle Fund of America

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED DECEMBER 9, 2015
TO PROSPECTUS DATED MARCH 1, 2015

As of December 1, 2015, private equity funds managed by The Blackstone Group, LP and Corsair Capital LLC as well as clients of the two firms have acquired a majority equity stake in Arnhold and S. Bleichroeder Holdings, Inc., the holding company of First Eagle Investment Management, LLC, the investment adviser to the First Eagle Funds (the “Funds”).

This transaction is not expected to result in any change in investment personnel or in the Funds’ investment objectives or policies.

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The information in this Supplement modifies the First Eagle Funds’ Prospectus dated March 1, 2015. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the section of the Prospectus entitled “Fund Management”. This Supplement also updates an earlier Supplement relating to the transaction dated July 20, 2015.